EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF GUARDION HEALTH SCIENCES, INC.

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Bret Scholtes, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Guardion Health Sciences, Inc;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 1 2023	/s/ Bret Scholtes
Bret Scholtes
Chief Executive Officer
(Principal Executive Officer)